                                  EX. 99-B.14.1

                                POWER OF ATTORNEY

I, the undersigned Director and President of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                33-75962               33-75998               33-91846
2-52449                33-75964               33-75996               333-01107
33-02339               33-75966               33-76000               333-09515
33-34370               33-75968               33-76002               333-15817
33-34583               33-75970               33-76004               333-24645
33-42555               33-75972               33-76018               333-27337
33-60477               33-75974               33-76024               333-30694
33-61897               33-75976               33-76026               333-34014
33-62473               33-75978               33-79118               333-37448
33-63611               33-75980               33-79122               333-48774
33-64277               33-75982               33-81216               333-49176
33-64331               33-75984               33-87642               333-49593
33-75248               33-75986               33-87932               333-49599
33-75954               33-75988               33-88720               333-56297
33-75956               33-75990               33-88722               333-72079
33-75958               33-75992               33-88724               333-84299
33-75960               33-75994               33-89858               333-87305
                                                                     333-89953


Registration Statements filed under the Investment Company Act of 1940:

811-09665         811-2512           811-2513        811-4536        811-5906

hereby ratifying and confirming on this 19th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

               /s/ Thomas J. McInernye
--------------------------------------------------------
                  Thomas J. McInerney
                 Director and President
             (Principal Executive Officer)

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                33-75962               33-75998               33-91846
2-52449                33-75964               33-75996               333-01107
33-02339               33-75966               33-76000               333-09515
33-34370               33-75968               33-76002               333-15817
33-34583               33-75970               33-76004               333-24645
33-42555               33-75972               33-76018               333-27337
33-60477               33-75974               33-76024               333-30694
33-61897               33-75976               33-76026               333-34014
33-62473               33-75978               33-79118               333-37448
33-63611               33-75980               33-79122               333-48774
33-64277               33-75982               33-81216               333-49176
33-64331               33-75984               33-87642               333-49593
33-75248               33-75986               33-87932               333-49599
33-75954               33-75988               33-88720               333-56297
33-75956               33-75990               33-88722               333-72079
33-75958               33-75992               33-88724               333-84299
33-75960               33-75994               33-89858               333-87305
                                                                     333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665         811-2512           811-2513        811-4536        811-5906

hereby ratifying and confirming on this 29th day of December 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                /s/ Wayne R. Huneke
--------------------------------------------------------
                   Wayne R. Huneke
                       Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                33-75962               33-75998               33-91846
2-52449                33-75964               33-75996               333-01107
33-02339               33-75966               33-76000               333-09515
33-34370               33-75968               33-76002               333-15817
33-34583               33-75970               33-76004               333-24645
33-42555               33-75972               33-76018               333-27337
33-60477               33-75974               33-76024               333-30694
33-61897               33-75976               33-76026               333-34014
33-62473               33-75978               33-79118               333-37448
33-63611               33-75980               33-79122               333-48774
33-64277               33-75982               33-81216               333-49176
33-64331               33-75984               33-87642               333-49593
33-75248               33-75986               33-87932               333-49599
33-75954               33-75988               33-88720               333-56297
33-75956               33-75990               33-88722               333-72079
33-75958               33-75992               33-88724               333-84299
33-75960               33-75994               33-89858               333-87305
                                                                     333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665         811-2512           811-2513        811-4536        811-5906

hereby ratifying and confirming on this 20th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                   /s/ Randy Lowery
--------------------------------------------------------
                   Phillip R. Lowery
                        Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                33-75962               33-75998               33-91846
2-52449                33-75964               33-75996               333-01107
33-02339               33-75966               33-76000               333-09515
33-34370               33-75968               33-76002               333-15817
33-34583               33-75970               33-76004               333-24645
33-42555               33-75972               33-76018               333-27337
33-60477               33-75974               33-76024               333-30694
33-61897               33-75976               33-76026               333-34014
33-62473               33-75978               33-79118               333-37448
33-63611               33-75980               33-79122               333-48774
33-64277               33-75982               33-81216               333-49176
33-64331               33-75984               33-87642               333-49593
33-75248               33-75986               33-87932               333-49599
33-75954               33-75988               33-88720               333-56297
33-75956               33-75990               33-88722               333-72079
33-75958               33-75992               33-88724               333-84299
33-75960               33-75994               33-89858               333-87305
                                                                     333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665         811-2512           811-2513        811-4536        811-5906

hereby ratifying and confirming on this 19th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

               /s/ Robert C. Salipante
--------------------------------------------------------
                  Robert C. Salipante
                       Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                33-75962               33-75998               33-91846
2-52449                33-75964               33-75996               333-01107
33-02339               33-75966               33-76000               333-09515
33-34370               33-75968               33-76002               333-15817
33-34583               33-75970               33-76004               333-24645
33-42555               33-75972               33-76018               333-27337
33-60477               33-75974               33-76024               333-30694
33-61897               33-75976               33-76026               333-34014
33-62473               33-75978               33-79118               333-37448
33-63611               33-75980               33-79122               333-48774
33-64277               33-75982               33-81216               333-49176
33-64331               33-75984               33-87642               333-49593
33-75248               33-75986               33-87932               333-49599
33-75954               33-75988               33-88720               333-56297
33-75956               33-75990               33-88722               333-72079
33-75958               33-75992               33-88724               333-84299
33-75960               33-75994               33-89858               333-87305
                                                                     333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665         811-2512           811-2513        811-4536        811-5906

hereby ratifying and confirming on this 20th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                  /s/ Mark A. Tullis
--------------------------------------------------------
                     Mark A. Tullis
                       Director

                                POWER OF ATTORNEY

I, the undersigned Corporate Controller of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                33-75962               33-75998               33-91846
2-52449                33-75964               33-75996               333-01107
33-02339               33-75966               33-76000               333-09515
33-34370               33-75968               33-76002               333-15817
33-34583               33-75970               33-76004               333-24645
33-42555               33-75972               33-76018               333-27337
33-60477               33-75974               33-76024               333-30694
33-61897               33-75976               33-76026               333-34014
33-62473               33-75978               33-79118               333-37448
33-63611               33-75980               33-79122               333-48774
33-64277               33-75982               33-81216               333-49176
33-64331               33-75984               33-87642               333-49593
33-75248               33-75986               33-87932               333-49599
33-75954               33-75988               33-88720               333-56297
33-75956               33-75990               33-88722               333-72079
33-75958               33-75992               33-88724               333-84299
33-75960               33-75994               33-89858               333-87305
                                                                     333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665         811-2512           811-2513        811-4536        811-5906

hereby ratifying and confirming on this 19th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                /s/ Deborah Koltenuk
--------------------------------------------------------
                   Deborah Koltenuk
                  Corporate Controller

                                POWER OF ATTORNEY

I, the undersigned Chief Financial Officer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                33-75962               33-75998               33-91846
2-52449                33-75964               33-75996               333-01107
33-02339               33-75966               33-76000               333-09515
33-34370               33-75968               33-76002               333-15817
33-34583               33-75970               33-76004               333-24645
33-42555               33-75972               33-76018               333-27337
33-60477               33-75974               33-76024               333-30694
33-61897               33-75976               33-76026               333-34014
33-62473               33-75978               33-79118               333-37448
33-63611               33-75980               33-79122               333-48774
33-64277               33-75982               33-81216               333-49176
33-64331               33-75984               33-87642               333-49593
33-75248               33-75986               33-87932               333-49599
33-75954               33-75988               33-88720               333-56297
33-75956               33-75990               33-88722               333-72079
33-75958               33-75992               33-88724               333-84299
33-75960               33-75994               33-89858               333-87305
                                                                     333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665         811-2512           811-2513        811-4536        811-5906

hereby ratifying and confirming on this 20th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

              /s/ Michael W. Cunningham
--------------------------------------------------------
                Michael W. Cunningham
               Chief Financial Officer